UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2015

NetREIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000‑53673	33-0841255
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1282 Pacific Oaks Place, Escondido, California		92029
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (760) 471-8536

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 24, 2015, NetREIT, Inc., a Maryland corporation (the “Company”), completed the acquisition of Highlands Ranch Shea Center II locates at 1805 Shea Center Drive, Highlands Ranch, Colorado (“Property”) for a purchase price of $25,325,000 from Highlands Ranch Shea Center II, LLC an unaffiliated Colorado limited liability company. The entry into the agreement to acquire the Property was previously reported by the Company in a Current Report filed November 12, 2015. The Company hereby amends the Form 8-K dated December 30, 2015 to provide the required financial information related to the acquisition of the Property.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)		Financial Statements of Real Estate Acquired

Highlands Ranch Shea Center II

		Report of Independent Auditors	F-1
		Statements of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2014 and the Nine Months Ended September 30, 2015 (unaudited)	F-2
		Notes to Statements of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2014 and the Nine Months Ended September 30, 2015 (unaudited)	F-3

(b)		Pro Forma Financial Information

NetREIT, Inc.

		Summary of Unaudited Pro Forma Financial Statements	F-5
		Unaudited Pro Forma Balance Sheet as of September 30, 2015	F-6
		Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2015	F-8
		Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2014	F-10
(c)		Not applicable

(d)	Exhibit No.	Description.

	23.1	Consent of Independent Auditors

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETREIT, INC

Date: March 10, 2016	By:	/s/ Kenneth W. Elsberry
Name: Kenneth W. Elsberry
Title Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of

NetREIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses for the year ended December 31, 2014 of Highlands Ranch Shea Center II (the “Property”) and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues over certain operating expenses described in Note 2 of Highlands Ranch Shea Center II for the year ended December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.

Basis of Presentation

As described in Note 2, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the revenues and expenses of Highlands Ranch Shea Center II. Our opinion is not modified with respect to this matter.

/s/ Squar Milner LLP

Newport Beach, California

March 10, 2016

HIGHLANDS RANCH SHEA CENTER II

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months Ended September 30, 2015	Year Ended December 31, 2014
	(unaudited)
Revenues:
Rental income	$1,440,849	$1,758,985
Tenant reimbursements	850,667	992,647
Fee and other income	12,848	9,785
Total revenues	2,304,364	2,761,417

Expenses:
Repairs and maintenance	325,349	447,199
Utilities	203,890	355,893
Taxes and insurance	290,852	317,756
Total costs and expenses	820,091	1,120,848

Revenue over certain operating expenses	$1,484,273	$1,640,569

HIGHLANDS RANCH SHEA CENTER II

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2014

and the Nine Months Ended September 30, 2015 (unaudited)

1. DESCRIPTION OF REAL ESTATE PROPERTY

On December 24, 2015, NetREIT, Inc., a Maryland corporation (the “Company”), completed the acquisition of Highlands Ranch Shea Center II located at 1805 Shea Center Drive, Highlands Ranch, Colorado (“Property”) for a purchase price of $25,325,000 from Highlands Ranch Shea Center II, LLC, an unaffiliated Colorado limited liability company. The Property consists of one office building with 121,399 rentable square feet.

2. BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).

The Highlands Ranch Shea Center II is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses NetREIT expects to incur in the future operations of Highlands Ranch Shea Center II. Excluded items include the previous owner’s interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of Highlands Ranch Shea Center II.

The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2015 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2015 are not necessarily indicative of the results that may be expected for the year ended December 31, 2015.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) Highlands Ranch Shea Center II was acquired from an unaffiliated party and (ii) based on due diligence of Highlands Ranch Shea Center II by NetREIT, management is not aware of any material factors relating to Highlands Ranch Shea Center II that would cause this financial information not to be indicative of future operating results.

Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3. SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent decreased rental revenue by $144,000 and increased rental revenue by $23,000 for the year ended December 31, 2014 and the nine months ended September 30, 2015 (unaudited), respectively.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.

4. DESCRIPTION OF LEASING ARRANGEMENTS

As of September 30, 2015, Highlands Ranch Shea Center II was 100% leased by 14 tenants. For the year ended December 31, 2014, Highlands Ranch Shea Center II earned approximately 45% of its rental income from one tenant in the oil industry.  The tenant occupies 50,393 rentable square feet, or approximately 42% of the total rentable square feet. Its lease expires on December 31, 2022.

No other tenant leases represented more than 10% of rental income for the year ended December 31, 2014.

5. FUTURE MINIMUM RENTAL COMMITMENTS

As of December 31, 2014, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 and thereafter were as follows (in 000’s):

2015	$2,304
2016	1,903
2017	1,592
2018	1,201
2019	1,021
Thereafter	2,885
$10,906

6. COMMITMENTS AND CONTINGENCIES

Tenant Lease Termination Options

Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased or is leased at a lower rental rate, the total amount of future minimum rent received by Highlands Ranch Shea Center II will be reduced.

Environmental

Highlands Ranch Shea Center II is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the Property and results of operations as of December 31, 2014.

7. SUBSEQUENT EVENTS

NetREIT evaluates subsequent events up until the date the statement of revenues over certain operating expenses is issued. The accompanying statement of revenues over certain operating expenses was issued on March 10, 2016.

NETREIT, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheets of NetREIT, Inc. (“the Company”) as of December 31, 2014 and September 30, 2015, the related consolidated statements of operations, statement of equity, and cash flows for the year ended December 31, 2014 and for the nine months ended September 30, 2015, and the notes thereto. The consolidated financial statements of the Company as of and for the year ended December 31, 2014 and the consolidated financial statements of the Company as of and for the nine months ended September 30, 2015 have been included in the Company’s prior filings with the Securities and Exchange Commission (the “SEC”). In addition, this pro forma information should be read in conjunction with the unaudited historical statement of revenues over certain operating expenses of the Highlands Ranch Shea Center II for the year ended December 31, 2014 and nine months ended September 30, 2015 which is included herein.

The unaudited pro forma balance sheet as of September 30, 2015 and the unaudited pro forma statement of operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014 have been prepared to give effect to the acquisition of Highlands Ranch Shea Center II as if the acquisition occurred on January 1, 2014.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Highlands Ranch Shea Center II had been consummated as of January 1, 2014.

NETREIT, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of September 30, 2015

		Highlands Ranch Shea Center II		Pro Forma
	NetREIT, Inc. (1)	Pro Forma Adjustments (2)		Total
ASSETS
Real estate assets and lease intangibles:
Land	$47,885,743	$2,213,734	(3)	$50,099,477
Buildings and improvements	158,046,429	19,344,132	(3)	$177,390,561
Tenant improvements	17,282,076	2,336,066	(3)	$19,618,142
Lease intangibles	11,777,904	2,067,196	(3)	$13,845,100
Real estate assets and lease intangibles, cost	234,992,152	25,961,128		260,953,280
Accumulated depreciation and amortization	(27,873,559)	-		(27,873,559)
Real estate assets and lease intangibles, net	207,118,593	25,961,128		233,079,721
Cash and cash equivalents	11,146,053	(2,897,445)		8,248,608
Restricted cash	6,588,606	299,945		6,888,551
Deferred leasing and financing costs, net	5,130,025	-		5,130,025
Goodwill	2,423,000	-		2,423,000
Other assets, net	5,630,369	-		5,630,369

TOTAL ASSETS	$238,036,646	$23,363,628		$261,400,274

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$128,208,218	$17,727,500		$145,935,718
Accounts payable and accrued liabilities	8,277,930	-		8,277,930
Dividends payable	829,856	-		829,856
Below-market rent	1,592,847	636,128	(3)	2,228,975
Mandatorily redeemable Series B Preferred Stock, $0.01 par value, $1,000 liquidating preference; shares authorized: 40,000; shares issued and outstanding: 30,000 and 35,000 proforma shares	30,000,000	5,000,000		35,000,000
Total liabilities	168,908,851	23,363,628		192,272,479

Commitments and contingencies

Equity:
Convertible Series AA preferred stock, $0.01 par value, $25 liquidating preference; shares authorized: 1,000,000; no shares issued and outstanding	-	-		-
Common stock - Series A, $0.01 par value; shares authorized: 100,000,000; shares issued and outstanding: 17,080,067	170,801	-		170,801
Additional paid-in capital	145,626,090	-		145,626,090
Dividends in excess of accumulated losses	(88,822,828)	-		(88,822,828)
Total stockholders' equity before noncontrolling interest	56,974,063	-		56,974,063
Noncontrolling interest	12,153,732	-		12,153,732
Total equity	69,127,795	-		69,127,795

TOTAL LIABILITIES AND EQUITY	$238,036,646	$23,363,628		$261,400,274

NETREIT, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

As of September 30, 2015

1.	Historical financial information derived from NetREIT, Inc.’s Quarterly Report on Form 10-Q as September 30, 2015.

2.

Represents the acquisition of Highlands Ranch Shea Center II. On December 24, 2015, the Company acquired Highlands Ranch Shea Center II for a purchase price of $25,325,000 plus closing costs.  This amount was funded through a mortgage note financing of $17,727,500 and through cash payments totaling $7,597,500, of which $5,000,000 was obtained through the issuance of 5,000 shares of our Series B stock. The mortgage note bear interest at a fixed rate of 4.92% per annum and matures on December 24, 2025.

3.

NetREIT, Inc. determined the cost of tangible assets, identifiable intangible assets and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change

NETREIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2015

		Pro Forma Adjustments
		Highlands Ranch		Pro Forma
	NetREIT, Inc. (1)	Shea Center II		Total
Revenues:
Rental income	$16,747,951	$2,453,592	(2)	$19,201,543
Fee and other income	327,745	12,848		340,593
Total revenues	17,075,696	2,466,440		19,542,136

Costs and expenses:
Rental operating costs	5,742,548	883,156	(3)	6,625,704
General and administrative	3,475,628	-	(4)	3,475,628
Depreciation and amortization	5,560,525	1,104,837	(5)	6,665,362
Total costs and expenses	14,778,701	1,987,993		16,766,694

Other (expense) income:
Interest expense-Series B preferred stock	(2,924,697)	(525,000)	(6)	(3,449,697)
Interest expense-mortgage notes	(4,361,654)	(468,257)	(6)	(4,829,911)
Interest and other income	61,976	-		61,976
Gain on sales of real estate and partnerships	1,205,612	-		1,205,612
Total other expense income, net	(6,018,763)	(993,257)		(7,012,020)

Loss from continuing operations	(3,721,768)	(514,810)		(4,236,578)

Discontinued operations
Gain on the sale of real estate	4,730,398	-		4,730,398
Loss from discontinued operations, net	(131,375)	-		(131,375)
Income from discontinued operations	4,599,023	-		4,599,023

Net income	877,255	(514,810)		362,445

Less: Income attributable to noncontrolling interests	(1,414,642)	-		(1,414,642)
				-
Net loss attributable to NetREIT, Inc. common stockholders	$(537,387)	$(514,810)		$(1,052,197)

Basic and diluted income (loss) per common share
Continuing operations	$(0.22)			$(0.25)
Discontinued operations	$0.27			$0.27
Loss per common share	$(0.03)			$(0.06)
Weighted average common shares outstanding - basic and diluted	16,979,533			16,979,533

NETREIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2015

1.	Historical financial information derived from NetREIT Inc.’s Quarterly 10-Q for the nine month ended September 30, 2015.

2.

Represents base rental income (not reflected in the historical statement of operations of NetREIT Inc.), including amortization of above-market lease assets and below market lease liabilities and operating cost reimbursements from tenants for the nine months ended September 30, 2015.

3.

Represents operating expenses (not reflected in the historical statement of operations of NetREIT Inc.) for the nine months ended September 30, 2015 based on historical operations of the previous owner plus management fees we would have incurred had we owned the property during this period.

4.	We excluded general and administrative expenses included in historical operations of the previous owner as the Company does not incur general and administrative expenses on its properties.

5.

Represents depreciation and amortization expense (not reflected in the historical statement of operations of NetREIT Inc.) for the nine months ended September 30, 2015. Depreciation expense on the purchase price of the buildings is recognized using the straight-line method and a 39 year life.  Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or the expected useful life. Amortization expenses on lease intangibles is recognized using the straight-line method over the life of the lease, including any below-market renewal period.

6.

Represents interest expense (not reflected in the historical statement of operations of NetREIT Inc.) for the nine months ended September 30, 2015 related to the mortgage loan of $17.7 million bearing interest at 4.92% per annum and preferred dividends on the 5,000 shares of Series B preferred stock at a rate of 14%.

NETREIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

		Pro Forma Adjustments
		Highlands Ranch		Pro Forma
	NetREIT, Inc. (1)	Shea Center II		Total
Revenues:
Rental income	$16,378,195	$2,967,734	(2)	$19,345,929
Fee and other income	95,712	9,785		105,497
Total revenues	16,473,907	2,977,519		19,451,426

Costs and expenses:
Rental operating costs	5,749,279	1,200,269	(3)	6,949,548
General and administrative	5,555,449	-	(4)	5,555,449
Depreciation and amortization	5,383,266	1,695,312	(5)	7,078,578
Real estate asset impairments	950,000			950,000
Total costs and expenses	17,637,994	2,895,581		20,533,575

Other (expense) income:
Interest expense-Series B preferred stock	(1,156,097)	(700,000)	(6)	(1,856,097)
Interest expense-mortgage notes	(4,439,232)	(830,836)	(6)	(5,270,068)
Interest and other income	85,806	-		85,806
Gain on sales of real estate and partnerships	5,277,350	-		5,277,350
Gain on extinguishment of debt	536,952	-		536,952
Total other (expense) income, net	304,779	(1,530,836)		(1,226,057)

Loss from continuing operations	(859,308)	(1,448,898)		(2,308,206)

Discontinued operations
Loss on the sale of real estate	(156,651)	-		(156,651)
Income from discontinued operations, net	162,358	-		162,358
Income from discontinued operations	5,707	-		5,707

Net loss	(853,601)	(1,448,898)		(2,302,499)

Less: Income attributable to noncontrolling interests	(3,192,082)	-		(3,192,082)
		-		-
Net loss attributable to NetREIT, Inc. common stockholders	$(4,045,683)	$(1,448,898)		$(5,494,581)

Basic and diluted loss per common share
Continuing operations	$(0.05)			$(0.14)
Discontinued operations	$0.00			$0.00
Loss per common share	$(0.24)			$(0.33)
Weighted average common shares outstanding - basic and diluted	16,798,232			16,798,232

NETREIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

1.	Historical financial information derived from NetREIT Inc.’s Annual 10-K for the year ended December 31, 2014 with reclassifications made to present discontinued operations.

2.

Represents base rental income (not reflected in the historical statement of operations of NetREIT Inc.), including amortization of above-market lease assets and below market lease liabilities and operating cost reimbursements from tenants for the year ended December 31, 2014.

3.

Represents operating expenses (not reflected in the historical statement of operations of NetREIT Inc.) for the year ended December 31, 2014 based on historical operations of the previous owner plus management fees we would have incurred had we owned the property during this period.

4.	We excluded general and administrative expenses included in historical operations of the previous owner as the Company does not incur general and administrative expenses on its properties.

5.

Represents depreciation and amortization expense (not reflected in the historical statement of operations of NetREIT Inc.) for the year ended December 31, 2014. Depreciation expense on the purchase price of the buildings is recognized using the straight-line method and a 39 year life.  Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or the expected useful life. Amortization expenses on lease intangibles is recognized using the straight-line method over the life of the lease, including any below-market renewal period.

6.

Represents interest expense (not reflected in the historical statement of operations of NetREIT Inc.) for the year ended December 31, 2014 related to the mortgage loan of $17.7 million bearing interest at 4.92% per annum and preferred dividends on the 5,000 shares of Series B preferred stock at a rate of 14%.